SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  November 1, 2004


                         Commission File No. 0-20380
                                             -------


                         FIRST FEDERAL BANCORP, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)

            Ohio                    0-20380             31-1341110
----------------------------      -----------      -------------------
(State or other jurisdiction      (Commission        (I.R.S. Employer
      of incorporation)           File Number      Identification No.)

            505 Market Street, Zanesville, Ohio           43701
            -----------------------------------------------------
            (Address of principal executive office)    (Zip Code)

     Registrant's telephone number, including area code: (740) 588-2265

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

? ?   Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

? ? Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

? ?   Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

? ?   Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.
            ---------------------------------------------

      On November 1, 2004 First Federal Bancorp, Inc. issued a press release announcing its earnings for the quarter and year ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

      (c)   Exhibits:

Exhibit No.    Description
-----------    -----------

    99         Press Release dated November 1, 2004


                                 SIGNATURES
                                 ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       First Federal Bancorp, Inc.
                                       ---------------------------
                                       (Registrant)


Date: November 2, 2004                 By: /s/ Connie Ayres LaPlante
                                           -------------------------------
                                           Connie Ayres LaPlante
                                           Chief Financial Officer

1

2